Exhibit 10.3
PRAXIS PRECISION MEDICINES, INC.
2017 STOCK INCENTIVE PLAN
1. Purpose
The purpose of this 2017 Stock Incentive Plan (the “Plan”) of Praxis Precision Medicines, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).
2. Eligibility
All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, restricted stock units (“RSUs”) and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.
3. Administration and Delegation
(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any A ward agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.
(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers. The Board may abolish any Committee at any time and re-vest in itself any previously delegated authority.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may rescind any such delegation at any time and re-vest in itself any previously delegated authority.
4. Stock Available for Awards.

(a) Number of Shares. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to five hundred twenty-five thousand (525,000) shares of common stock of the Company (the “Common Stock”). If any Award expires, lapses, or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (whether by actual delivery or attestation) or tendered to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market, or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the “California Regulations”), based on the shares of the Company which are outstanding at the time the calculation is made.
(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a) hereof, except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options
(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.
(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. All Options intended to qualify as Incentive Stock Options shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code, and without limiting generality of the foregoing, such Options shall be deemed to include terms that comply with the eligibility standards described section 422(b) of the Code. Subject to the remaining provisions of this Section 5(b), if an Option intended to qualify as an Incentive Stock Option does not so qualify, the Board may, at its discretion, amend the Plan and Award with respect to such Option so that such Option qualifies as an Incentive Stock Option. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Award. Neither the Company nor the Board shall have any liability to a Participant, or any other party, (i) if an Option (or any part thereof) which is intended to qualify as an Incentive

Stock Option fails to qualify as such or (ii) for any action or omission by the Company or Board that causes an Option not to qualify as an Incentive Stock Option, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.
(c) Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted. In the case of an Incentive Stock Option granted to an employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the per share exercise price shall be no less than 110% of the Fair Market Value on the date the Option is granted

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided that the term of any Option shall not exceed ten years. In the case of an Incentive Stock Option granted to an employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the term of the Option shall not exceed five years.
(e) Exercise of Option; Notification of Disposition. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Unless otherwise determined by the Board, an Option may not be exercised for a fraction of a share of Common Stock. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise. If an Option is designated as an Incentive Stock Option, the Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock acquired from the Option if such disposition or transfer is made (i) within two years from the grant date with respect to such Option or (ii) within one year after the transfer of such shares to the Participant (other than any such disposition made in connection with a Reorganization Event). Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1) in cash or by check, payable to the order of the Company;
(2) when the Common Stock is registered under the Exchange Act, except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3) when the Common Stock is registered under the Exchange Act and to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or
(5) by any combination of the above permitted forms of payment.
(g) Early Exercise of Options. The Board may provide in the terms of an option agreement that the Participant may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock (as defined below) with respect to any unvested portion of the Option so exercised. Shares of Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Board shall determine.
6. Restricted Stock; Restricted Stock Units
(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).
(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine and set forth in the applicable award agreement the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c) Additional Provisions Relating to Restricted Stock.
(1) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares to the extent such dividends have a record date that is on or after the date on which the Participant to whom such Restricted Stock is granted becomes the record holder of such Restricted Stock, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made as provided in the applicable award agreement, but no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the later of (A) the date the dividends are paid to shareholders of that class of stock and (B) the date the dividends are no longer subject to forfeiture.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.
(d) Additional Provisions Relating to Restricted Stock Units.
(1) Settlement. Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash or other property equal to the Fair Market Value of one share of Common Stock on the settlement date, as the Board shall determine and as provided in the applicable award agreement. The Board may provide that settlement of Restricted Stock Units shall occur upon or as soon as reasonably practicable after the vesting of the Restricted Stock Units or shall instead be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code.
(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units unless and until shares are delivered in settlement thereof.
(3) Dividend Equivalents. To the extent provided by the Board, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid, as determined by the Board, subject, in each case, to such terms and conditions as the Board shall establish and set forth in the applicable award agreement. “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock.
7. Other Stock-Based Awards
Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”), including without limitation stock appreciation rights (“SARs”) and Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price, transfer restrictions, vesting conditions and other terms and conditions applicable thereto.
8. Adjustments for Changes in Common Stock and Certain Other Events
(a) In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of securities and exercise price per share of each outstanding Option, (iii) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding Award shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board; provided that, unless otherwise determined by the Board, such changes to the Options shall comply with section 1.424-1 of the Treasury Regulations. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b) Reorganization Events.
(1) Definition. A “Reorganization Event” means the consummation of: (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable), (iv) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of a related transactions by a person or group of persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale by the Company of its equity securities, as a result of or following which the Common Stock shall be public, any subsequent public offering or another capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Reorganization Event.”
(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that, unless otherwise determined by the Board, such assumption or substitution of the Options shall comply with section 1.424-1 of the Treasury Regulations, (ii) upon written notice to a Participant, provide that the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 8(b), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock A wards then outstanding shall automatically be deemed terminated or satisfied.

9. General Provisions Applicable to Awards

(a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
(e) Withholding. The Company shall not be obligated to deliver certificates, release from forfeiture, otherwise recognize a Participant’s unrestricted ownership in an Award or the cash or property proceeds therefrom, until the Company satisfies all applicable federal, state, and local or other income and employment tax withholding obligations. In its sole discretion, the Company may satisfy such withholding obligations by any of the following means or by a combination of such means: (i) causing the Participant to tender to the Company cash payment; (ii) withholding cash from an Award settled in cash; (iii) withholding from amounts otherwise payable by the Company to the Participant, including but not limited to additional withholding on the Participant’s salary or wages, or from proceeds from the sale of Common Stock issued pursuant to an Award; (iv) delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), and provided, further, shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; or (v) by such other method as determined by the Board.

(f) Amendment of Award.
(1) The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan, (ii) the change is permitted under Section 8 hereof, or (iii) the change is to ensure that an Option intended to qualify as an Incentive Stock Option qualifies as such.
(2) The Board may, without stockholder approval, amend any outstanding Award granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Award. The Board may also, without stockholder approval, cancel any outstanding award (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled award.
(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by the Board to be necessary to the lawful issuance and sale of any securities hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares at to which such requisite authority shall not have been obtained.
(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
10. Miscellaneous
(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding any other provision of the Plan, unless otherwise determined by the Board or required by any applicable laws, the Company shall not be required to deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award and instead such shares of Common Stock may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any stock certificates issued under the Plan deemed necessary or appropriate by the Board in order to comply with applicable laws.
(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the expiration of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.
(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that if at any time the approval of a Company stockholder is required as to any modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without the consent of the affected Participant. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 10(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.
(e) Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f) Compliance with Code Section 409A. Unless otherwise expressly provided for in an Award, the Plan and Award will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award is silent on terms necessary for compliance, such terms as deemed necessary by the Board in its sole discretion are hereby incorporated by reference into the Award. Without limiting the generality of the foregoing, if shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any other action taken by the Board.
(g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.
(h) Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among, as applicable, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company and its subsidiaries and affiliates may hold certain personal information about a Participant, including but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its subsidiaries and affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its subsidiaries and affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its subsidiaries and affiliates may each further transfer the Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Board’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
(i) Restrictions on Shares; Claw-back Provisions. Shares of Common Stock acquired in respect of Awards shall be subject to such terms and conditions as the Board shall determine, including, without limitation, restrictions on the transferability of shares of Common Stock, the right of the Company to repurchase shares of Common Stock, the right of the Company to require that shares of Common Stock be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. Such terms and conditions may be additional to those contained in the Plan and may, as determined by the Board, be contained in the applicable Award Agreement or in an exercise notice, stockholders’ agreement or in such other agreement as the Board shall determine, in each case in a form determined by the Board. The issuance of such shares of Common

Stock shall be conditioned on the Participant’s consent to such terms and conditions and the Participant’s entering into such agreement or agreements. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

PRAXIS PRECISION MEDICINES, INC.
2017 STOCK INCENTIVE PLAN
CALIFORNIA SUPPLEMENT
Pursuant to Section 10(e) of the Plan, the Board has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Law:
Any Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) shall be subject to the following additional limitations, terms and conditions:
1. Additional Limitations on Options.
(a) Minimum Vesting Rate. Except in the case of Options granted to California Participants who are officers, directors, managers, consultants or advisors of the Company or its affiliates (which Options may become exercisable at whatever rate is determined by the Board), Options granted to California Participants shall become exercisable at a rate of not less than 20% per year over five years from the date of grant; provided, that, such Options may be subject to such reasonable forfeiture conditions as the Board may choose to impose and which are not inconsistent with Section 260.140.41 of the California Regulations.
(b) Minimum Exercise Price. The exercise price of Options granted to California Participants may not be less than 85% of the Fair Market Value of the Common Stock on the date of grant in the case of a Nonstatutory Stock Option or less than 100% of the Fair Market Value of the Common Stock on the date of grant in the case of an Incentive Stock Option; provided, however, that if the California Participant is a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the exercise price shall be not less than 110% of the Fair Market Value of the Common Stock on the date of grant.
(c) Maximum Duration of Options. No Options granted to California Participants shall have a term in excess of 10 years measured from the Option grant date.
(d) Minimum Exercise Period Following Termination. Unless a California Participant’s employment is terminated for cause (as defined by applicable law, the terms of any contract of employment between the Company and such Participant, or in the instrument evidencing the grant of such Participant’s Option), in the event of termination of employment of such Participant, such Participant shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, as follows: (i) at least six months from the date of termination, if termination was caused by such Participant’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) and (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code).
(e) Limitation on Repurchase Rights. If an Option granted to a California Participant gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with Section 260.140.41(k) of the California Regulations.
2. Additional Limitations for Restricted Stock Awards.
(a) Minimum Purchase Price. The purchase price for a Restricted Stock Award granted to a California Participant shall be not less than 85% of the Fair Market Value of the Common Stock at the time such Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated; provided, however, that if such Participant is a person who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiary corporations, the purchase price shall be not less than 100% of the Fair Market Value of the Common Stock at the time such Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated.
(b) Limitation of Repurchase Rights. If a Restricted Stock Award granted to a California Participant gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of
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employment of such Participant, the terms of such repurchase right must comply with Section 260.140.42(h) of the California Regulations.
3. Additional Limitations for Other Stock-Based Awards. The terms of all Awards granted to a California Participant under Section 7 of the Plan shall comply, to the extent applicable, with Section 260.140.41 or Section 260.140.42 of the California Regulations.
4. Additional Requirement to Provide Information to California Participants. The Company shall provide to each California Participant and to each California Participant who acquires Common Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.
5. Additional Limitations on Timing of Awards. No Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by the holders of a majority of the Company’s outstanding voting securities within 12 months before or after the date the Plan was adopted by the Board.
6. Additional Limitations Relating to Definition of Fair Market Value. For purposes of Section 1(b) and 2(a) of this supplement, “Fair Market Value” shall be determined in a manner not inconsistent with Section 260.140.50 of the California Regulations.
7. Additional Restriction Regarding Recapitalizations, Stock Splits, Etc. For purposes of Section 8 of the Plan, in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities, the number of securities allocated to each California Participant must be adjusted proportionately and without the receipt by the Company of any consideration from any California Participant.

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PRAXIS PRECISION MEDICINES, INC.
AMENDMENT NO. 1 TO
2017 STOCK INCENTIVE PLAN
The Praxis Precision Medicines, Inc. 2017 Stock Incentive Plan, as amended (the “Plan”) is hereby amended by the Board of Directors as follows:
Section 4(a) of the Plan is hereby amended to increase the total number of Shares (as defined in the Plan) reserved and available for issuance under the Plan such that Section 4(a) of the Plan, as so amended, shall read in its entirety as follows:
4. Stock Available for Awards.
(a) Number of Shares. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 4,794,211 shares of common stock of the Company (the “Common Stock”). If any Award expires, lapses, or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (whether by actual delivery or attestation) or tendered to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market, or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the “California Regulations”), based on the shares of the Company which are outstanding at the time the calculation is made.
ADOPTED BY BOARD OF DIRECTORS: October 2, 2018
ADOPTED BY STOCKHOLDERS: October 2, 2018

PRAXIS PRECISION MEDICINES, INC.
AMENDMENT NO. 2 TO
2017 STOCK INCENTIVE PLAN
The Praxis Precision Medicines, Inc. 2017 Stock Incentive Plan, as amended (the “Plan”) is hereby amended by the Board of Directors as follows:
Section 4(a) of the Plan is hereby amended to increase the total number of Shares (as defined in the Plan) reserved and available for issuance under the Plan such that Section 4(a) of the Plan, as so amended, shall read in its entirety as follows:
“4. Stock Available for Awards.
(a) Number of Shares. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 5,043,824 shares of common stock of the Company (the “Common Stock”). If any Award expires, lapses, or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (whether by actual delivery or attestation) or tendered to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market, or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the “California Regulations”), based on the shares of the Company which are outstanding at the time the calculation is made.”
ADOPTED BY BOARD OF DIRECTORS: November 18, 2019
ADOPTED BY STOCKHOLDERS: November 18, 2019

PRAXIS PRECISION MEDICINES, INC.
AMENDMENT NO. 3 TO
2017 STOCK INCENTIVE PLAN
The Praxis Precision Medicines, Inc. 2017 Stock Incentive Plan, as amended (the “Plan”) is hereby amended by the Board of Directors as follows:
A. Section 8(b)(2) of the Plan is hereby amended by adding the following sentence at the end of such Section 8(b)(2):
For purposes of clauses (i) and (iv) above, any escrow, holdback, indemnification, earn-out or similar provisions in the definitive documents effecting such Reorganization Event may apply to any assumed Awards or payments in respect of Awards to the same extent and in the same manner as such provisions apply to holders of Common Stock.
ADOPTED BY BOARD OF DIRECTORS: December 10, 2019
ADOPTED BY STOCKHOLDERS: December 10, 2019

PRAXIS PRECISION MEDICINES, INC.
AMENDMENT NO. 4 TO
2017 STOCK INCENTIVE PLAN
The Praxis Precision Medicines, Inc. 2017 Stock Incentive Plan, as amended (the “Plan”) is hereby amended by the Board of Directors as follows:
Section 4(a) of the Plan is hereby amended to increase the total number of Shares (as defined in the Plan) reserved and available for issuance under the Plan such that Section 4(a) of the Plan, as so amended, shall read in its entirety as follows:
4. Stock Available for Awards.
        (a)   Number of Shares. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 8,366,813 shares of common stock of the Company (the "Common Stock"). If any Award expires, lapses, or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (whether by actual delivery or attestation) or tendered to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market, or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the "California Regulations"), based on the shares of the Company which are outstanding at the time the calculation is made.

ADOPTED BY BOARD OF DIRECTORS: June 3, 2020
ADOPTED BY STOCKHOLDERS: June 5, 2020
CHARTER AMENDMENT APPROVED: June 5, 2020

PRAXIS PRECISION MEDICINES, INC.
AMENDMENT NO. 5 TO
2017 STOCK INCENTIVE PLAN
The Praxis Precision Medicines, Inc. 2017 Stock Incentive Plan, as amended (the “Plan”) is hereby amended by the Board of Directors as follows:
Section 4(a) of the Plan is hereby amended to increase the total number of Shares (as defined in the Plan) reserved and available for issuance under the Plan such that Section 4(a) of the Plan, as so amended, shall read in its entirety as follows:
4. Stock Available for Awards.
        (a)   Number of Shares. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 12,706,813 shares of common stock of the Company (the "Common Stock"). If any Award expires, lapses, or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (whether by actual delivery or attestation) or tendered to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market, or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the “California Regulations”), based on the shares of the Company which are outstanding at the time the calculation is made.

ADOPTED BY BOARD OF DIRECTORS: September 2, 2020
ADOPTED BY STOCKHOLDERS: September 2, 2020
CHARTER AMENDMENT APPROVED: September 2, 2020

PRAXIS PRECISION MEDICINES, INC.
Restricted Stock Agreement
Granted Under 2017 Stock Incentive Plan
AGREEMENT made this [____] day of [_____________, 20[●], between Praxis Precision Medicines, Inc., a Delaware corporation (the “Company”), and [________________] (the “Participant”).
For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.	Purchase of Shares.
The Company shall issue and sell to the Participant, and the Participant shall purchase from the Company, subject to the terms and conditions set forth in this Agreement and in the Company’s 2017 Stock Incentive Plan (the “Plan”), [______] shares (the “Shares”) of common stock of the Company (“Common Stock”), at a purchase price of $[___] per share. The aggregate purchase price for the Shares shall be paid by the Participant by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt by the Company of payment for the Shares, the Company shall issue to the Participant one or more certificates in the name of the Participant for that number of Shares purchased by the Participant. The Participant agrees that the Shares shall be subject to the purchase options set forth in Sections 2 and 5 of this Agreement and the restrictions on Transfer (as defined below) set forth in Section 4 of this Agreement. Subject to applicable law, the Participant agrees to become party to any voting agreement, drag along agreement, right of first refusal and co-sale agreement, or any other agreement approved by the Board of Directors of the Company and creating obligations of or among any stockholder of the Company that holds in the aggregate shares of Common Stock equal to or greater than the aggregate number of shares of Common Stock held by the Participant, in each case calculated on a fully-diluted basis, as the Company may request.

2.	Purchase Option.
(a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to the fourth anniversary of the Vesting Commencement Date (as defined below), the Company shall have the right and option (the “Purchase Option”) to purchase from the Participant, for a sum of $[_____] per share (the “Option Price”), some or all of the Unvested Shares (as defined below).
“Unvested Shares” means the total number of Shares multiplied by the Applicable Percentage at the time the Purchase Option becomes exercisable by the Company, with the resulting number of Shares rounded down to the nearest whole Share. The “Applicable Percentage” shall be (i) 100% during the period ending on the first anniversary of the Vesting Commencement Date, (ii) 75% less 2.0833% for each month of employment completed by the Participant with the Company from and after the first anniversary of the Vesting Commencement Date, and (iii) zero on or after the fourth anniversary of the Vesting Commencement Date. For purposes of this Agreement, “Vesting Commencement Date” shall mean [________________].
[Additional provision at the discretion of the Board: Additionally, if following a Company Sale (as defined below), the Participant is terminated without Cause (as defined below), then 100% of the Shares that are not then vested shall become vested. If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.]
(b) If the Participant is employed by a parent or subsidiary of the Company, any references in this Agreement to employment with the Company or termination of employment by or with the Company shall instead be deemed to refer to such parent or subsidiary.

3.	Exercise of Purchase Option and Closing.
(a) The Company may exercise the Purchase Option by delivering or mailing to the Participant (or his estate) a written notice of exercise of the Purchase Option in connection with or following Participant’s termination of employment or service with the Company (an “Exercise Notice”). Such Exercise Notice shall specify the number of Shares to be purchased and may not be given after the 90 day period following a written request from the Participant (following Participant’s termination of employment or service with the Company) that the Company indicate whether or not it plans to exercise the Purchase Option. If and to the extent the Purchase Option is not exercised within such 90-day period (if requested by the Participant pursuant to the foregoing sentence), the Purchase Option shall expire and terminate effective upon the expiration of such 90-day period.
(b) Within 10 days after delivery to the Participant of the Exercise Notice pursuant to subsection (a) above, the Participant (or his estate) shall, pursuant to the provisions of the Joint Escrow Instructions referred to in Section 7 below, tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase in accordance with the terms of this Agreement, duly endorsed in blank or with duly endorsed stock powers attached thereto, all in form suitable for the Transfer of such Shares to the Company. Promptly following its receipt of such certificate or certificates, the Company shall pay to the Participant the aggregate Option Price for such Shares (provided that any delay in making such payment shall not invalidate the Company’s exercise of the Purchase Option with respect to such Shares).
(c) After the time at which any Shares are required to be delivered to the Company for Transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.
(d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or in cash (by check) or both.
(e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).
(f) The Company may assign its Purchase Option to one or more persons or entities.

4.	Restrictions on Transfer.
(a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “Transfer”) any Shares, or any interest therein, that are subject to the Purchase Option, except that the Participant may Transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on Transfer set forth in this Section 4, the Purchase Option and the right of first refusal set forth in Section 5) and such permitted transferee shall, as a condition to such Transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) subject to Section 9(b) hereof, as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.
(b) The Participant shall not Transfer any Shares, or any interest therein, that are no longer subject to the Purchase Option, except in accordance with Section 5 below.
(c) The Company shall not be required (1) to Transfer on its books any of the Shares which shall have been sold or Transferred in violation of any of the provisions set forth in this Agreement or the Company’s Bylaws, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or Transferred.

5.	Right of First Refusal.
(a) If the Participant proposes to Transfer any Shares that are no longer subject to the Purchase Option (either because they are no longer Unvested Shares or because the Purchase Option expired unexercised), then the Participant shall first give written notice of the proposed Transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to Transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the Transfer.
(b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for Transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.
(c) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, Transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such Transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares Transferred pursuant to this Section 5 shall remain subject to this Agreement (including without limitation the restrictions on Transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such Transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.
(d) After the time at which the Offered Shares are required to be delivered to the Company for Transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.
(e) The following transactions shall be exempt from the provisions of this Section 5:
(1) a Transfer of Shares to or for the benefit of any Approved Relatives, or to a trust established solely for the benefit of the Participant and/or Approved Relatives;
(2) any Transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and
(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);
provided, however, that in the case of a Transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the restrictions on Transfer set forth in Section 4 and the right of first refusal set forth in this Section 5) and such transferee shall, as a condition to such Transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.
(f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 5 to one or more persons or entities.

(g) The provisions of this Section 5 shall terminate upon the earlier of the following events:
(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or
(2) the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, a majority (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction) (a “Company Sale”).
6. Agreement in Connection with Initial Public Offering.
The Participant hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the effective date of any registration statement of the Company filed under the Securities Act and ending on the date specified by the Company and the representative of the underwriters of Common Stock (or other securities) of the Company (such period not to exceed one hundred eighty (180) days, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise Transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that Transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.
Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the representative of the underwriters of Common Stock (or other securities) which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 6 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Securities and Exchange Commission (“SEC”) Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Shares shall be bound by this Section 6.
The foregoing provisions of this Section 6 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the Transfer of any shares to any trust for the direct or indirect benefit of the Participant or the immediate family of the Participant, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such Transfer shall not involve a disposition for value. The underwriters in connection with such registration are intended third party beneficiaries of this Section 6 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
7. Escrow.
The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A. The Joint Escrow Instructions shall be delivered to the Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit B, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions. As a further condition to the Company’s obligations under this Agreement, the spouse or registered domestic partner of Participant, if any, shall execute and deliver to the Company the Consent of Spouse or Domestic Partner attached hereto as Exhibit C.
8. Restrictive Legends.
All certificates representing Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:
“The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Restricted Stock Agreement between the Company and the registered owner of these shares (or his predecessor in interest). Such restrictions on transfer and option to purchase are binding upon transferees of these securities, and such Restricted Stock Agreement is available for inspection without charge at the office of the Secretary of the company.”
“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement related thereto under the Act or an opinion of counsel in a form satisfactory to the company to the effect that such registration is not required under the Act.”
The Company may be authorized from time to time pursuant to its certificate of incorporation to issue more than one (1) class or series of stock. In such case and at any time or from time to time thereafter the Company will furnish without charge to you upon request the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
9. Provisions of the Plan.
(a) This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.
(b) As provided in the Plan, upon the occurrence of a Reorganization Event (as defined in the Plan), the repurchase and other rights of the Company hereunder shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property into which the Shares were converted or for which the Shares were exchanged pursuant to such Reorganization Event, in the same manner and to the same extent as they applied to the Shares under this Agreement. If, in connection with a Reorganization Event, a portion of the cash, securities and/or other property received upon the conversion or exchange of the Shares is to be placed into escrow to secure indemnification or similar obligations, the mix between the vested and unvested portion of such cash, securities and/or other property that is placed into escrow shall be the same as the mix between the vested and unvested portion of such cash, securities and/or other property that is not subject to escrow.
10. Investment Representations.
The Participant represents, warrants and covenants as follows:
(a) The Participant is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.
(b) The Participant has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.
(c) The Participant has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(d) The Participant can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e) The Participant understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.
11. Withholding Taxes; Section 83(b) Election.
(a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Participant or the lapse of the Purchase Option. No Shares will be released from the Purchase Option pursuant to this Agreement unless and until the Company satisfies all applicable federal, state, and local or other income and employment tax withholding obligations as described in the Plan.
(b) The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that it may be beneficial in many circumstances to elect to be taxed at the time the Shares are purchased rather than when and as the Company’s Purchase Option expires by electing to be taxed currently on the difference between the purchase price of the Shares and their Fair Market Value on the date of purchase by filing an election under Section 83(b) of the Internal Revenue Code of 1986 with the I.R.S. within 30 days from the date of purchase of the Shares.
PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.
12. Miscellaneous.
(a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or purchasing shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.
(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.
(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on Transfer set forth in Sections 4 and 5 of this Agreement.
(e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 12(e).

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
(g) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.
(h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.
(i) Further Instruments. Participant hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.
(j) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.
(k) Tax Indemnity. Participant shall, if required by the Company, enter into an election with the Company or a subsidiary (in a form approved by the Company) under which any liability to the Company’s (or a subsidiary’s) Tax Liability, including, but not limited to, National Insurance Contributions (“NICs”) and Fringe Benefit Tax (“FBT”), is transferred to and met by Participant. For purposes of this Section 13(k), Tax Liability shall mean any and all liability under applicable non-U.S. laws, rules or regulations from any income tax, the Company’s (or a subsidiary’s) NICs, FBT or similar liability and Participant’s NICs, FBT or similar liability under non-U.S. laws that are attributable to: (A) the grant of, or any other benefit derived by the Participant from the Shares; (B) the acquisition by Participant of the Shares; or (C) the disposal of any Shares acquired. Participant shall indemnify and hold harmless the Company and any of its subsidiaries from any and all Tax Liability.
(l) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; (v) to the extent the Shares are issued in uncertificated form, agrees that this Agreement constitutes the notice required by Section 151(f) of the Delaware General Corporation Law; (vi) understands that the law firm of Faber Daeufer & Itrato PC, is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant, and (vii) if Participant is married or in a registered domestic partnership, his or her spouse or registered domestic partner has signed the Consent of Spouse or Domestic Partner attached to this Agreement as Exhibit C.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PRAXIS PRECISION MEDICINES, INC.

By: _____________________________
Title: ____________________________
Address: __________________________
_________________________________

__________________________________
Name of Participant

Address:	___________________________

Exhibit A
PRAXIS PRECISION MEDICINES, INC.
Joint Escrow Instructions
___________, [●]
Precision Medicines, Inc.
[Address]
Attn: Secretary
Dear Sir:
As Escrow Agent for Praxis Precision Medicines, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:
1. Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.
2. Closing of Purchase.
(a) Upon any purchase by the Company of the Shares pursuant to the Agreement, the Company shall give to Holder and you a written notice specifying the number of Shares to be purchased, the purchase price for the Shares, as determined pursuant to the Agreement, and the time for a closing hereunder (the “Closing”) at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
(b) At the Closing, you are directed (i) to date the stock assignment form or forms necessary for the Transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being Transferred, and (iii) to deliver the same, together with the certificate or certificates evidencing the Shares to be Transferred, to the Company against the simultaneous delivery to you of the purchase price for the Shares being purchased pursuant to the Agreement.
3. Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares as to which the Purchase Option (as defined in the Agreement) has terminated or expired.
4. Duties of Escrow Agent.
(a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
(b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
(c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
(d) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
(e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.
(f) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.
(g) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
(h) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
(i) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.
(j) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 4(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.
5. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: President

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.
6. Miscellaneous.
(a) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.

(b) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

PRAXIS PRECISION MEDICINES, INC.

By: _______________________________
Title: ______________________________

HOLDER:

(Signature)

Print Name

Address: ___________________________
___________________________________

Date Signed: ________________________
ESCROW AGENT:
_________________________
Secretary

Exhibit B
(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)
FOR VALUE RECEIVED, I hereby sell, assign and transfer unto __________________ (_________) shares of Common Stock, $0.0001 par value per share, of Precision Medicines, Inc. (the “Company”) standing in my name on the books of the Company represented by Certificate(s) Number __________ herewith, and do hereby irrevocably constitute and appoint ______________________ attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:

IN PRESENCE OF

NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.

Exhibit C
CONSENT OF SPOUSE OR DOMESTIC PARTNER
I, ____________________, spouse or registered domestic partner of ____________________, have read and approve the Restricted Stock Agreement dated ___________, _____, between my spouse or registered domestic partner and Praxis Precision Medicines, Inc. In consideration of granting of the right to my spouse or registered domestic partner to purchase shares of common stock of Precision Medicines, Inc. set forth in the Restricted Stock Agreement, I hereby appoint my spouse or registered domestic partner as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Restricted Stock Agreement insofar as I may have any rights in said Restricted Stock Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Agreement.
Dated: _________,_______
                            ___________________________________________
Signature of Spouse or Registered Domestic Partner

PRAXIS PRECISION MEDICINES, INC.
Nonstatutory Stock Option Agreement
Granted Under 2017 Stock Incentive Plan
1. Grant of Option.
This agreement evidences the grant by Praxis Precision Medicines, Inc., a Delaware corporation (the “Company”), on [_____________] (the “Grant Date”) to [ ], an employee, consultant or director of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2017 Stock Incentive Plan (the “Plan”), a total of [ ] shares (the “Shares”) of common stock of the Company (“Common Stock”) at $[ ] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [_______] (the “Final Exercise Date”).
It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.
2. Vesting Schedule.
[Subject to Section 3(b) below, this option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Vesting Commencement Date (as defined below) and as to an additional 2.0833% of the original number of Shares at the end of each successive month following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date.] In determining the number of vested Shares at the time of any exercise, the number of Shares shall be rounded down to the nearest whole Share. For purposes of this Agreement, “Vesting Commencement Date” shall mean [_____________].
[Additionally, if within 12 months following a Company Sale (as defined below), the Participant is terminated without Cause (as defined below), then 100% of the Shares that are not then vested shall become vested.]
The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.
3. Exercise of Option.
(a) Exercise. Each election to exercise this option shall be accompanied by a completed Notice of Stock Option Exercise in the form attached hereto as Exhibit A and signed by the Participant, and when applicable, a signed and completed Consent of Spouse or Domestic Partner in the form attached hereto as Exhibit B, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares. Subject to applicable law and as a condition to the exercise of this option and the issuance of any shares hereunder, the Participant agrees to become party to any voting agreement, drag along agreement, right of first refusal and co-sale agreement, or any other agreement approved by the Board of Directors of the Company (the “Board”) and creating obligations of or among any stockholder of the Company that holds in the aggregate shares of Common Stock equal to or greater than the aggregate number of shares of Common Stock held by the Participant, in each case calculated on a fully-diluted basis, as the Company may request.
(b) Time for Exercise of Certain Options. With respect to any option that constitutes a plan for the deferral of compensation within the meaning of Section 409A of the Code, such option may only be exercised for vested Shares upon the earliest to occur of the following events (all terms within the meaning of Section 409A of the Code): (i) the Participant’s separation from service; (ii) the Participant’s death or disability; or (iii) a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company.

(c) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).
(d) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.
(e) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for Cause (as defined below), this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.
(f) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause, the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.
4. Company Right of First Refusal.
(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.
(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.
(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.
(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.
(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:
(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;
(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and
(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);
provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.
(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.
(g) Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:
(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or
(2) the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, a majority (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction) (a “Company Sale”).
(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.
(i) Legends. The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company.”
5. Agreement in Connection with Initial Public Offering.
The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address Rule 2711(f) of the National Association of Securities Dealers, Inc. or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.
6. Withholding.
No Shares will be issued pursuant to the exercise of this option unless and until the Company satisfies all applicable federal, state, and local or other income and employment tax withholding obligations as described in the Plan.
7. Transfer Restrictions.
(a) This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.
(b) The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4 and Section 5; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with Section 4(g) or (2) Section 5 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.
8. Provisions of the Plan.
This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

PRAXIS PRECISION MEDICINES, INC.

By:
Name:
Title:

PARTICIPANT’S ACCEPTANCE
The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2017 Stock Incentive Plan.

PARTICIPANT:

Address:

Exhibit A
NOTICE OF STOCK OPTION EXERCISE
Date: ____________1
Praxis Precision Medicines, Inc.
Attention: Treasurer
Dear Sir or Madam:
I am the holder of _________2 Stock Option granted to me under the Praxis Precision Medicines, Inc. (the “Company”) 2017 Stock Incentive Plan on __________3 for the purchase of __________4 shares of Common Stock of the Company at a purchase price of $__________5 per share.
I hereby exercise my option to purchase _________6 shares of Common Stock (the “Shares”), for which I have enclosed __________7 in the amount of ________8. Please register my stock certificate as follows:

Name(s): ___________	[9]
___________
Address: ___________
Tax I.D. #: __________	[10]
_______________________________

1 Enter the date of exercise.
2 Enter either “an Incentive” or “a Nonstatutory”.
3 Enter the date of grant.
4 Enter the total number of shares of Common Stock for which the option was granted.
5 Enter the option exercise price per share of Common Stock.
6 Enter the number of shares of Common Stock to be purchased upon exercise of all or part of the option.
7 Enter “cash”, “personal check” or if permitted by the option or Plan, “stock certificates No. XXXX and XXXX”.
8 Enter the dollar amount (price per share of Common Stock times the number of shares of Common Stock to be purchased), or the number of shares tendered. Fair market value of shares tendered, together with cash or check, must cover the purchase price of the shares issued upon exercise.
9 Enter name(s) to appear on stock certificate: (a) Your name only; (b) Your name and other name (i.e., John Doe and Jane Doe, Joint Tenants With Right of Survivorship); or (c) In the case of a Nonstatutory option only, a Child’s name, with you as custodian (i.e., Jane Doe, Custodian for Tommy Doe). Note: There may be income and/or gift tax consequences of registering shares in a Child’s name.
10 Social Security Number of Holder(s).

I represent, warrant and covenant as follows:
1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.
2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.
3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.
5. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,

(Signature)

Exhibit B
CONSENT OF SPOUSE OR DOMESTIC PARTNER
I, ____________________, spouse or registered domestic partner of ____________________, have read and approve the Nonstatutory Stock Option Agreement dated ___________, _____, between my spouse or registered domestic partner and Praxis Precision Medicines, Inc. (the “Agreement”). In consideration of granting an option to my spouse or registered domestic partner to purchase shares of Common Stock of Praxis Precision Medicines, Inc. set forth in the Agreement, I hereby appoint my spouse or registered domestic partner as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: ,

Signature of Spouse or Registered Domestic Partner

PRAXIS PRECISION MEDICINES, INC.
Incentive Stock Option Agreement
Granted Under 2017 Stock Incentive Plan
1. Grant of Option.
This agreement evidences the grant by Praxis Precision Medicines, Inc., a Delaware corporation (the “Company”), on [_____________] (the “Grant Date”) to [ ], an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2017 Stock Incentive Plan (the “Plan”), a total of [ ] shares (the “Shares”) of common stock of the Company (“Common Stock”) at $[ ]per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [_______] (the “Final Exercise Date”).
It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.
2. Vesting Schedule.
[This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Vesting Commencement Date (as defined below) and as to an additional 2.0833% of the original number of Shares at the end of each successive month following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date.] In determining the number of vested Shares at the time of any exercise, the number of Shares shall be rounded down to the nearest whole Share. For purposes of this Agreement, “Vesting Commencement Date” shall mean [_____________].
[Additionally, if within 12 months following a Company Sale (as defined below), the Participant is terminated without Cause (as defined below), then 100% of the Shares that are not then vested shall become vested.]
The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.
3. Exercise of Option.
(a) Exercise. Each election to exercise this option shall be accompanied by a completed Notice of Stock Option Exercise in the form attached hereto as Exhibit A and signed by the Participant, and when applicable, a signed and completed Consent of Spouse or Domestic Partner in the form attached hereto as Exhibit B, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.
The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares. Subject to applicable law and as a condition to the exercise of this option and the issuance of any shares hereunder, the Participant agrees to become party to any voting agreement, drag along agreement, right of first refusal and co-sale agreement, or any other agreement approved by the Board of Directors of the Company (the “Board”) and creating obligations of or among any stockholder of the Company that holds in the aggregate shares of Common Stock equal to or greater than the aggregate number of shares of Common Stock held by the Participant, in each case calculated on a fully-diluted basis, as the Company may request.
(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).
(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.
(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for Cause (as defined below), this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.
(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause, the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.
4. Company Right of First Refusal.
(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.
(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.
(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.
(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.
(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:
(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;
(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and
(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);
provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.
(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.
(g) Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:
(1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or
(2) the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, a majority (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction) (a “Company Sale”).
(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.
(i) Legends. The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):
“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company.”
5. Agreement in Connection with Initial Public Offering.
The Participant agrees, in connection with the initial underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address Rule 2711(f) of the National Association of Securities Dealers, Inc. or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.
6. Tax Matters.
(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Company satisfies all applicable federal, state, and local or other income and employment tax withholding obligations as described in the Plan.
(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.
7. Transfer Restrictions.
(a) This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.
(b) The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4 and Section 5; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with Section 4(g) or (2) Section 5 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.
8. Provisions of the Plan.
This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

PRAXIS PRECISION MEDICINES, INC.

By:
Name:
Title:

PARTICIPANT’S ACCEPTANCE
The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2017 Stock Incentive Plan.

PARTICIPANT:

Address:

Exhibit A
NOTICE OF STOCK OPTION EXERCISE
Date: ____________11
Praxis Precision Medicines, Inc.
Attention: Treasurer
Dear Sir or Madam:
I am the holder of _________12 Stock Option granted to me under the Praxis Precision Medicines, Inc. (the “Company”) 2017 Stock Incentive Plan on __________13 for the purchase of __________14 shares of Common Stock of the Company at a purchase price of $__________15 per share.
I hereby exercise my option to purchase _________16 shares of Common Stock (the “Shares”), for which I have enclosed __________17 in the amount of ________18. Please register my stock certificate as follows:

Name(s):	________________[19]

Address:

Tax I.D. #:	________________[20]

10	Social Security Number of Holder(s).

11 Enter the date of exercise.
12 Enter either “an Incentive” or “a Nonstatutory”.
13 Enter the date of grant.
14 Enter the total number of shares of Common Stock for which the option was granted.
15 Enter the option exercise price per share of Common Stock.
16 Enter the number of shares of Common Stock to be purchased upon exercise of all or part of the option.
17 Enter “cash”, “personal check” or if permitted by the option or Plan, “stock certificates No. XXXX and XXXX”.
18 Enter the dollar amount (price per share of Common Stock times the number of shares of Common Stock to be purchased), or the number of shares tendered. Fair market value of shares tendered, together with cash or check, must cover the purchase price of the shares issued upon exercise.
19 Enter name(s) to appear on stock certificate: (a) Your name only; (b) Your name and other name (i.e., John Doe and Jane Doe, Joint Tenants With Right of Survivorship); or (c) In the case of a Nonstatutory option only, a Child’s name, with you as custodian (i.e., Jane Doe, Custodian for Tommy Doe). Note: There may be income and/or gift tax consequences of registering shares in a Child’s name.
20 Social Security Number of Holder(s).

I represent, warrant and covenant as follows:
1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.
2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.
3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.
5. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,

(Signature)

Exhibit B
CONSENT OF SPOUSE OR DOMESTIC PARTNER
I, ____________________, spouse or registered domestic partner of ____________________, have read and approve the Incentive Stock Option Agreement dated ___________, _____, between my spouse or registered domestic partner and Praxis Precision Medicines, Inc. (the “Agreement”). In consideration of granting an option to my spouse or registered domestic partner to purchase shares of Common Stock of Praxis Precision Medicines, Inc. set forth in the Agreement, I hereby appoint my spouse or registered domestic partner as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.
Dated: _______________, ______

Signature of Spouse or Registered Domestic Partner